                                                                    EXHIBIT 99.4


BENEFITS ADMINISTRATION, INC.

PRO FORMA BALANCE SHEETS


=========================================================================================================================
                                                             BAI        HARBOUR          ELIMINATIONS               TOTAL
APRIL 30,                                                   1997         1997         (SEE FOOTNOTES BELOW.)
-------------------------------------------------------------------------------------------------------------------------
                                 ASSETS

CURRENT ASSETS
     Cash                                                 $   1,942   $  70,267   $                             $  72,209
     Accounts  receivable - trade                            17,201          --                                    17,201
     Notes receivable - officer                               8,161          --                                     8,161
                                                          ---------------------------------------------------------------
            TOTAL CURRENT ASSETS                             27,304      70,267                         --         97,571
                                                          ---------------------------------------------------------------

FURNITURE AND EQUIPMENT
     Office furniture, fixtures and improvements             68,602          --                                    68,602
     Computer software                                        5,879          --                                     5,879
     Other Assets                                                --      80,416         (2)         80,416             --
                                                          ---------------------------------------------------------------
                                                             74,481      80,416                     80,416         74,481
     Less - accumulated depreciation and amortization        13,175          --                                    13,175
                                                          ---------------------------------------------------------------
                                                             61,306      80,416                     80,416         61,306
                                                          ---------------------------------------------------------------
                                                          $  88,610   $ 150,683   $                 80,416      $ 158,877
                                                          ===============================================================

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable - trade                             $ 107,094   $   1,159   $     (1)        40,000       $ 148,253
     Accrued payroll and expenses                             8,204          --                                     8,204
     Notes payable                                          287,000          --                                   287,000
     Current portion of capital lease obligations            14,754          --                                    14,754
                                                          ---------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                       417,052       1,159                     40,000        458,211
                                                          ---------------------------------------------------------------


CAPITAL LEASE OBLIGATIONS                                    17,800          --                                    17,800
SUBORDINATED CONVERTIBLE DEBT                               150,000          --                                   150,000
 INTERESTS IN FUTURE REVENUES                               135,000          --                                    35,000
                                                          ---------------------------------------------------------------
            TOTAL OTHER LIABILITIES                         302,800          --                                   302,800
                                                          ---------------------------------------------------------------

STOCKHOLDERS' EQUITY
     Common stock, $0.00001 par value: 50,000,000
          shares authorized; 3,380,462 shares issued and
          outstanding at April 30, 1997 and 1996                 --           1         (3)            176            177
     Preferred stock, $0.00001 par value; 20,000 shares
          authorized; no shares issued and outstanding           --          --                         --             --
     Common stock ($1 par value, 100 shares
         authorized, issued and outstanding)                    100          --         (3)            100             --
     Additional paid-in capital                                  --     165,612     (2)&(3)         96,581         69,031
     Accumulated deficit                                   (631,342)    (16,089)    (1)&(3)         23,911       (671,342)
                                                          ---------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)           (631,242)    149,524                   (120,416)      (602,134)
                                                          ---------------------------------------------------------------
                                                          $  88,610   $ 150,683   $                (80,416)     $ 158,877
                                                          ===============================================================

Footnotes:  (1)  Represents estimated direct and incremental costs of $40,000 associated with BAI's reverse acquisition of Harbour.
            (2) Represents restricted cash distribution of $80,416 to stockholders pursuant to Colorado securities law, which is charged against additional paid-in capital.
            (3) Represents the issuance of 2,386,210 shares issued in connection with the reverse acquistion of Harbour, elimination of BAI common stock and the accumulated deficit of Harbour, and the seven-for- one stock split effected on September 16, 1997.

BENEFITS ADMINISTRATION, INC.

PRO FORMA STATEMENTS OF OPERATIONS

================================================================================================
                                           BAI          HARBOUR       ELIMINATIONS      TOTAL
YEARS ENDED APRIL 30,                     1996           1996
------------------------------------------------------------------------------------------------
Revenue
     Revenue                          $  297,018      $   7,481    $              $    304,499
     Less - returns                       (6,475)            --                         (6,475)
                                      --------------------------------------------------------------
                                         290,543          7,481                        298,024
                                      --------------------------------------------------------------
Operating expenses
     Salaries                            154,753             --                        154,753
     Printing                             31,413             --                         31,413
     Postage and shipping                  4,664             --                          4,664
     Rent                                 19,837            600                         20,437
     Taxes and licenses                    4,854          1,020                          5,874
     Travel                               19,804            351                         20,155
     Provider benefits expense            12,975             --                         12,975
     Office supplies                       5,826            180                          6,006
     Telephone                            25,906             --                         25,906
     Legal and professional               25,620          5,026                         30,646
     Depreciation and amortization           712            150                            862
     Advertising                          16,088             --                         16,088
     Commissions                           7,850             --                          7,850
     Miscellaneous                         1,138             --                          1,138
     Equipment rental                      2,359             --                          2,359
     Insurance                               341             --                            341
     Employee training                    20,012             --                         20,012
     Filing fees                              --            250
     Transfer agent                           --            102
                                      --------------------------------------------------------------
                                         354,152          7,679                        361,831

Loss before income taxes                 (63,609)          (198)                       (63,807)

Income tax benefit (expense)              (4,599)            --                         (4,599)
                                      --------------------------------------------------------------

Net loss                                 (68,208)          (198)                       (68,406)

Weigted average shares outstanding           100        142,036    $  17,555,586    17,697,722
                                      --------------------------------------------------------------

Loss per common share                 $($ 682.08)     $  ($0.00)    $         --  $     ($0.00)
                                      ==============================================================



FOOTNOTE:   Weighted average shares outstanding includes 2,386,210 shares issued to stockholders of BAI in connection its reverse acquisition of Harbour , and the seven-for-one stock split effected on September 16, 1997.

BENEFITS ADMINISTRATION, INC.

PRO FORMA STATEMENTS OF OPERATIONS

===========================================================================================================
                                                     BAI          HARBOUR       ELIMINATIONS        TOTAL
YEARS ENDED APRIL 30,                               1997           1997
-----------------------------------------------------------------------------------------------------------
Revenue
     Revenue                                   $   298,338      $   7,366   $                 $    305,704
     Less - returns                                 (4,955)            --                           (4,955)
                                               ------------------------------------------------------------
                                                   293,383          7,366                          300,749
                                               ------------------------------------------------------------
Operating expenses
     Salaries                                      245,415             --                          245,415
     Printing                                      240,229             --                          240,229
     Postage and shipping                           82,939             --                           82,939
     Rent                                           65,876             --                           65,876
     Interest expense, net of interest income       36,475            600                           37,075
     Taxes and licenses                             33,774          1,020                           34,794
     Travel                                         26,369          1,155                           27,524
     Provider benefits expense                      24,767             --                           24,767
     Office supplies                                24,065          2,212                           26,277
     Telephone                                      23,529             --                           23,529
     Legal and professional                         19,074          2,559                           21,633
     Depreciation and amortization                  12,463            150                           12,613
     Advertising                                     6,877             --                            6,877
     Penalties                                       5,117             --                            5,117
     Commissions                                     3,698             --                            3,698
     Repairs and maintenance                         3,500             --                            3,500
     Miscellaneous                                   2,216             --                            2,216
     Equipment rental                                1,939             --                            1,939
     Insurance                                       1,420             --                            1,420
     Employee training                                  --             --                               --
     Filing fees                                        --            250                              250
     Transfer agent                                     --          1,695                            1,695
                                               ------------------------------------------------------------
                                                   859,742          9,641                          869,383

Loss before income taxes                          (566,359)        (2,275)                        (568,634)

Income tax benefit (expense)                         4,599             --                            4,599
                                               ------------------------------------------------------------

Net loss                                          (561,760)        (2,275)                        (564,035)

Weighted average share outstanding                     100        142,036        17,555,586     17,697,722
                                               ------------------------------------------------------------

Loss per common share                          $  (5,617.60)    $   (0.02)  $            --   $      (0.03)
                                               ============================================================


FOOTNOTES:   Weighted average shares outstanding includes 2,386,210 shares issued to stockholders of BAI in connection with its reverse acquisition of Harbour, and the seven-for-one stock split effected on September 16, 1997.